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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 16, 2004


                        Financial Asset Securities Corp.


            (as depositor under the Pooling and Servicing Agreement,
          dated as of November 15, 2004, providing for the issuance of
               Mortgage Pass-Through Certificates, Series 2004-3)


                        FINANCIAL ASSET SECURITIES CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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          Delaware               333-108195           06-1442101
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(State or Other Jurisdiction    (Commission       (I.R.S. Employer
of Incorporation)               File Number)    Identification Number)

600 Steamboat Road,
Greenwich, Connecticut                                   06830
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(Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code: (203) 625-2700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01 Completion of Acquisition or Disposition of Assets

Item 2. Acquisition or Disposition of Assets
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Description of the Certificates and the Mortgage Pools

         On November 30, 2004, a single series of certificates, entitled EquiFirst Mortgage Loan Trust, Series 2004-3, Mortgage Pass-Through Certificates (the "Certificates"), was issued pursuant to a pooling and servicing agreement, dated as of November 15, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the "Depositor"), Ocwen Federal Bank FSB as servicer ("Ocwen") and Deutsche Bank National Trust Company as trustee. The Certificates consist of seventeen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class A-3 Certificates," the "Class M-1 Certificates," the "Class M-2 Certificates," the "Class M-3 Certificates," the "Class M-4 Certificates," the "Class M-5 Certificates," the "Class M-6 Certificates," "Class M-7 Certificates," the "Class M-8 Certificates," the "Class M-9 Certificates," the "Class M-10 Certificates," the "Class B-1 Certificates," the "Class B-2 Certificates" the "Class R Certificates" and the "Class R-X Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable-rate, interest-only and balloon mortgage loans secured by first liens on residential real properties having original terms to maturity not greater than 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $469,191,024 as of November 15, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated November 24, 2004, among EquiFirst Corporation, Greenwich Capital Financial Products, Inc. and Financial Asset Securities Corp. "Class A-1 Certificates," the "Class A-2 Certificates," the "Class A-3 Certificates," the "Class M-1 Certificates," the "Class M-2 Certificates," the "Class M-3 Certificates," the "Class M-4 Certificates," the "Class M-5 Certificates," the "Class M-6 Certificates," "Class M-7 Certificates," the "Class M-8 Certificates," the "Class M-9 Certificates" and the "Class M-10 Certificates" (together, the


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"Offered Certificates") were sold by the Depositor to Greenwich Capital Markets,
Inc., Morgan Keegan & Company, Inc. and Sandler O'Neill & Partners, L.P. (the "Underwriters"), an affiliate of the Depositor, pursuant to an Underwriting Agreement, dated November 24, 2004, between the Depositor and the Underwriter.

         The Offered Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated November 24, 2004, and the Prospectus, dated April 23, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The "Class B-1 Certificates," the "Class B-2 Certificates," and the "Class R Certificates" have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.


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                      Initial Certificate Principal
           Class       Balance or Notional Amount      Pass-Through Rate
         ---------------------------------------------------------------
            A-1               $125,000,000                  Variable
         ---------------------------------------------------------------
            A-2               $191,000,000                  Variable
         ---------------------------------------------------------------
            A-3               $ 27,210,000                  Variable
         ---------------------------------------------------------------
            M-1               $ 27,917,000                  Variable
         ---------------------------------------------------------------
            M-2                $ 9,149,000                  Variable
         ---------------------------------------------------------------
            M-3               $ 14,076,000                  Variable
         ---------------------------------------------------------------
            M-4                $ 8,211,000                  Variable
         ---------------------------------------------------------------
            M-5                $ 8,211,000                  Variable
         ---------------------------------------------------------------
            M-6                $ 8,211,000                  Variable
         ---------------------------------------------------------------
            M-7                $ 8,211,000                  Variable
         ---------------------------------------------------------------
            M-8                $ 8,211,000                  Variable
         ---------------------------------------------------------------
            M-9                $ 7,038,000                  Variable
         ---------------------------------------------------------------
            M-10               $ 4,223,000                  Variable
         ---------------------------------------------------------------
             R                    $100                         --
         ===============================================================


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Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:


Exhibit No.                                      Description
-----------                                      -----------

4.1 Pooling and Servicing Agreement, dated as of November 15, 2004, among Financial Asset Securities Corp. as depositor, Ocwen Federal Bank FSB as servicer and Deutsche Bank National Trust Company as trustee relating to the Series 2004-3 Certificates


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 14, 2004


                                              Financial Asset Securities Corp.
                                              By: /s/ Frank Skibo
                                                 -------------------------------
                                              Name:  Frank Skibo
                                              Title: Managing Director

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                                Index to Exhibits
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Exhibit No.                          Description
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    4.1           Pooling and Servicing Agreement, dated as of November 15,
                  2004, among Financial Asset Securities Corp. as depositor, Ocwen Federal Bank FSB as servicer and Deutsche Bank National Trust Company as trustee relating to the Series 2004-3 Certificates

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                                   Exhibit 4.1